UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 28, 2010
GLOBAL INDUSTRIES, LTD.
(Exact name of registrant as specified in its charters)

Louisiana (State or Other Jurisdiction of Incorporation or Organization)	0-21086 (Commission File Number)	72-1212563 (I.R.S. Employer Identification No.)

8000 Global Drive Carlyss, Lousiana (Address of Principal Executive Offices)	70665 (Zip Code)
Registrant’s Telephone Number, including Area Code: (337) 583-5000
n/a
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On January 28, 2010, Global Industries, Ltd. (the “Company”) announced that, until the Company concludes its search for a chief financial officer, Peter S. Atkinson, President, will assume the duties of principal financial officer. Mr. Atkinson will receive no additional compensation for his additional interim duties.
Mr. Atkinson, 62, joined the Company in 1998 as Vice President and Chief Financial Officer and was named President in June 2000. In December 2005, he reassumed the additional title of Chief Financial Officer. In May 2008, he relinquished the title of Chief Financial Officer while retaining the title of President.
A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein in its entirety.

Item 9.01	Financial Statements and Exhibits
     (d) Exhibits.
     10.1     Press Release dated January 28, 2010
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL INDUSTRIES, LTD.
By:	/s/ Russell J. Robicheaux
Russell J. Robicheaux
Senior Vice President, Chief Administrative Officer and General Counsel

January 28, 2010

EXHIBIT INDEX

Exhibit
Number	Exhibit Description

10.1	Press Release dated January 28, 2010